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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 or 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): October 11, 2001

                           FURR'S RESTAURANT GROUP, INC.
              (Exact name of registrant as specified in its charter)


           DELAWARE                     1-10725                  75-2350724
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)


3001 E. PRESIDENT GEORGE W. BUSH HIGHWAY
          RICHARDSON, TEXAS                                          75082
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: 978-808-2974

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    ITEM 5. OTHER EVENTS

    On October 11, 2001, Furr's Restaurant Group, Inc. (the "Company") announced the appointment of Craig Miller to the position of President and Chief Executive Officer and his election as a member of the Company's Board of Directors. Further details are set forth in the Press Release filed herewith as Exhibit No.99.1.

    ITEM 7.  EXHIBITS.

 Exhibit
 Number      Description of Exhibit
---------    ----------------------
   99.1      Press Release dated October 11, 2001.


                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FURR'S RESTAURANT GROUP, INC.



                                       By: /s/ Paul G. Hargett
                                          -----------------------------------
                                           Paul G. Hargett
                                           Executive Vice President and
                                           Chief Financial Officer

Dated: October 17, 2001
       ----------------

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                                                                          3

                                  EXHIBIT INDEX

 Exhibit
 Number      Description of Exhibit
--------     ----------------------
   99.1      Press Release dated October 11, 2001.